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The following is a supplement to the Prospectus, dated December 1, 1999, of
PAINEWEBBER PACE SELECT ADVISORS TRUST ("PACE Trust"). This supplement supersedes all prior supplements to this Prospectus.

                                                                October 10, 2000

Dear PaineWebber PACE-TM- Investor:

    The purpose of this supplement is to notify you of changes that have occurred since December 1, 1999 in investment advisers for several portfolios (each a "fund") of PACE Trust and related investment strategy changes. This supplement also includes information about the proposed acquisition of Paine Webber Group Inc. by UBS AG and changes to non-fundamental investment policies that were provided to you in prior supplements.

    A significant part of the services you receive within the PACE Program is the ongoing review and due diligence by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of the PACE investment advisers. As part of this process, the board of trustees of PACE Trust has engaged a number of new investment advisers to sub-advise all or a portion of some of the funds' assets. The funds, their current investment advisers and the dates on which each assumed their management responsibilities are listed in the table below.

PACE Fund                                      Investment Adviser(s)
---------------------------------------------  ---------------------------------------------
PACE Intermediate Fixed Income Investments     Metropolitan West Asset Management, LLC
                                               (since October 10, 2000)
PACE Municipal Fixed Income Investments        Standish, Ayer & Wood, Inc. (since June 1,
                                               2000)
PACE Global Fixed Income Investments           Rogge Global Partners plc (since August 24,
                                               1995) Fischer Francis Trees & Watts, Inc.
                                               (since October 10, 2000)
PACE Large Company Value Equity Investments    Institutional Capital Corporation (since
                                               July 1, 2000) Westwood Management Corporation
                                               (since July 1, 2000) State Street Global
                                               Advisors (since October 10, 2000)
PACE Large Company Growth Equity Investments   Alliance Capital Management L.P. (since
                                               November 10, 1997) State Street Global
                                               Advisors (since October 10, 2000)
PACE Small/Medium Company Value Equity         Ariel Capital Management, Inc. (since October
Investments                                    4, 1999) ICM Asset Management, Inc. (since
                                               October 10, 2000)

    These new investment advisers and related changes in the above funds' investment strategies are described in greater detail below. The new sub-advisers expect to realign the funds' portfolios to reflect their proprietary investment strategies over the next several weeks. As a result, during this period, these funds may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, a fund may realize capital gains when portfolio positions are sold by a new sub-adviser. These realized capital gains may increase a fund's taxable dividends for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 1999 IS REVISED AS FOLLOWS:

FOR PACE INTERMEDIATE FIXED INCOME INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 9 OF THE PROSPECTUS IS REVISED BY REPLACING THE FOURTH PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

           Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Metropolitan West Asset Management, LLC ("MWAM") to serve as the fund's investment adviser. MWAM decides to buy and sell specific bonds for the fund based on its value added strategies, with the goal of outperforming the Lehman Brothers Intermediate Government Credit Index while maintaining below average volatility.

                                                                      Item #T201
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           These strategies are anchored by MWAM's long-term economic outlook and include managing interest rate risk through limited duration shifts, yield curve management, diversifying the fund's investments across all permitted investment sectors while overweighting the most attractive sectors, identifying undervalued securities and aggressive execution.

FOR PACE MUNICIPAL FIXED INCOME INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 15 OF THE PROSPECTUS IS REVISED BY REPLACING THE FOURTH PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

           Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Standish, Ayer & Wood, Inc. ("Standish") to serve as the fund's investment adviser. In deciding which securities to buy or sell for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts.

FOR PACE GLOBAL FIXED INCOME INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 18 OF THE PROSPECTUS IS REVISED BY REPLACING THE FOURTH PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

           Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. ("FFTW"), to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between Rogge Global Partners and FFTW.

           Rogge Global Partners seeks to invest the fund assets it manages in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy or sell for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund.

           FFTW seeks to outperform a benchmark, the Lehman Global Aggregate Index (Unhedged), for its share of the fund's assets through an active bond selection process that relies on (1) construction of portfolios around diversified and balanced off-benchmark securities that FFTW expects to have low relative correlations,
           (2) identifying the most attractive sectors and the most attractive individual securities within these sectors and
           (3) monitoring of portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy or sell for the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from current market valuations.

FOR PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 21 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

           The fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

           The fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are

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           rated below investment grade. The fund may invest up to
           10% of its total assets in U.S. dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

           The fund's manager, Mitchell Hutchins Asset Management Inc., has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA") to serve as the fund's investment advisers. SSgA initially manages approximately 50% of the fund's assets, and ICAP and Westwood manage approximately 25% each. Mitchell Hutchins allocates the fund's assets among the three sub-advisers. The relative values of assets allocated to each sub-adviser can change at any time.

           In managing its share of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (E.G., global economic recovery) or company specific (E.G., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

           In managing its share of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/ earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

           In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at schemes that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest ranked stocks from the universe and managing deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.

FOR PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 24 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

           The fund invests primarily in stocks of U.S. companies that are believed to have substantial potential for capital growth and that have total market capitalizations of $4.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisers' selection of stocks for the fund.

           The fund may invest, to a limited extent, in other securities, including securities convertible into stocks and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in U.S. dollar

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           denominated foreign securities. The fund also may (but is
           not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

           The fund's manager, Mitchell Hutchins Asset Management Inc., has selected Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA") to serve as the fund's investment advisers. Alliance Capital initially manages approximately 60% of the fund's assets and SSgA manages approximately 40%. Mitchell Hutchins allocates the fund's assets between the two sub-advisers. The relative values of assets allocated to each sub-adviser can change at any time.

           In managing its share of the fund's assets, Alliance Capital follows its "disciplined growth" strategy and seeks to identify the best combinations of earnings growth and reasonable valuation in selecting stocks for the fund. Alliance Capital ranks each stock in its investment universe based on its analysts' assessments and fundamental research that includes six measures of earnings growth and valuation. The fund normally invests in stocks that rank in the top 30% of this research universe and generally sells stocks that rank in the bottom half.

           In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at schemes that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.

FOR PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 27 OF THE PROSPECTUS IS REVISED BY REPLACING THE THIRD, FOURTH AND FIFTH PARAGRAPHS IN THEIR ENTIRETY WITH THE
FOLLOWING:

           Mitchell Hutchins Asset Management Inc, the fund's manager, has selected Ariel Capital Management, L.P. ("Ariel") and ICM Asset Management, Inc. ("ICM") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers.

           In managing its share of the fund's assets, Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks that have a low price/earnings ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

           In managing its share of the fund's assets, ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen into disfavor among investors or are under-researched. In deciding which stocks to buy or sell for the fund, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two

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           approaches are combined in various proportions depending
           on market conditions. Regardless of which approach is used to identify stock candidates, ICM also applies fundamental research analysis.

THE SECTION AT P. 39 OF THE PROSPECTUS CAPTIONED "MORE ABOUT RISKS AND INVESTMENT STRATEGIES" IS REVISED BY REPLACING THE PARAGRAPH CAPTIONED "INTEREST RATE RISK" IN ITS ENTIRETY AND ADDING A NEW PARAGRAPH TITLED "INDEX STRATEGY RISK." THE REVISED DISCLOSURE IS AS FOLLOWS:

           INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

           Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

           INDEX STRATEGY RISK. SSgA's proprietary strategies may not result in the portion of fund assets that it manages for PACE LARGE COMPANY VALUE EQUITY INVESTMENTS and PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS outperforming the total return of the designated index, and these assets may even underperform relative to the index. Its performance also may deviate from that of the index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by the fund.

THE SECTION AT P. 44 OF THE PROSPECTUS CAPTIONED "MANAGER AND INVESTMENT ADVISERS" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

           MANAGER AND INVESTMENT ADVISERS

           Mitchell Hutchins Asset Management Inc. is the manager and administrator of each fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

           On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

           Mitchell Hutchins provides investment advisory services for PACE Money Market Investments. Mitchell Hutchins selects investment advisers for the other funds, subject to approval of the board, and reviews the performance of those investment advisers.

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           The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.

THE SECTION AT P. 44 OF THE PROSPECTUS CAPTIONED "INVESTMENT ADVISERS AND PORTFOLIO MANAGERS" IS REVISED BY REPLACING THE TEXT CONCERNING PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS AND PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS IN ITS ENTIRETY WITH THE FOLLOWING:

           PACE INTERMEDIATE FIXED INCOME INVESTMENTS

           Metropolitan West Asset Management, LLC ("MWAM") serves as investment adviser for PACE Intermediate Fixed Income Investments. MWAM is located at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025. MWAM was formed in 1996 and, as of September 30, 2000, had approximately $8.7 billion in fixed income investments under management.

           MWAM uses a team approach in advising PACE Intermediate Fixed Income Investments. The team members are Stephen Kane, Laird R. Landmann, Tad Rivelle and Brian H. Loo. All team members have held their fund responsibilities since October 10, 2000.

           Mr. Kane has been a portfolio manager with MWAM since August 1996. From November 1995 until July 1996, he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a merchant banking associate with Union Bank in Los Angeles, California.

           Mr. Landmann has been a managing director and portfolio manager with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

           Mr. Rivelle has been the chief investment officer and a managing director with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

           Mr. Loo has been a portfolio manager and analyst with MWAM since August 1996. From June 1996 until July 1996,
           Mr. Loo worked as an analyst with Hotchkis and Wiley in Los Angeles, California. Before then, he worked as an analyst with Trust Company of the West (starting in May 1994 while completing a graduate finance degree at Carnegie Mellon University).

           PACE MUNICIPAL FIXED INCOME INVESTMENTS

           Standish, Ayer & Wood, Inc. ("Standish") serves as investment adviser for PACE Municipal Fixed Income Investments. Standish is located at One Financial Center, Boston, Massachusetts 02111. Standish was founded in 1933. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities since June 1, 2000. Ms. Todd is an associate director of Standish. She joined Standish in 1995 from Gannett, Welsh & Kotler, where she was a vice president responsible for municipal bond research and trading.

           PACE GLOBAL FIXED INCOME INVESTMENTS

           Rogge Global Partners plc and Fischer Francis Trees &
           Watts, Inc. ("FFTW") serve as investment advisers for PACE Global Fixed Income Investments. Rogge Global

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           Partners is located at Sion Hall, 56 Victoria Embankment,
           London, EC4Y ODZ. Rogge Global Partners was organized in 1984 and specializes in global fixed income management.

           Rogge Global Partners uses a team approach in managing its share of the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

           Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her fund responsibilities since August 1998, and Mr. Gray, who has held his fund responsibilities since April 1999.

           Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Prior to that time, he served as a senior manager of the multi-currency fixed income investment team at J.P. Morgan. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst. From October 1987 through April 1995, Mr. James worked for NatWest Capital Markets, where he was a director and functioned as the international bond economist.

           Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing U.S., global and short-term mandates. Before joining Rothschild, she spent seven years at J.P. Morgan where she also managed U.S., global and short-term mandates.

           Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999) and director, emerging debt research for Nomura International (1994-1995).

           Fisher Francis Trees & Watts, Inc. is located at 200 Park Avenue, 46th Floor, New York, New York 10166. As of
           September 30, 2000, FFTW and its affiliates had approximately $30 billion in assets under management.

           FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The portfolio manager is David Marmon, a managing director of FFTW. Key members of the team are Liaquat Ahamed, a managing director and chief investment officer of FFTW, and Adnan Akant, Stewart Russell, Richard Williams and Simon Hard, all of whom are managing directors of FFTW. These individuals have held their fund responsibilities since October 10, 2000.

           Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. His responsibilities at Yamaichi included generating trade ideas, daily analysis of market opportunities and preparing research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan's arbitrage and municipal trading desks.

                                       7
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           Mr. Ahamed came to FFTW in 1988 after nine years with the
           World Bank, where he was in charge of the bank's investments in all non-dollar government bond markets. Before assuming responsibility for the management of the non-dollar portfolios, he was responsible for investment and trading in each of the markets, including pounds sterling, Deutsche mark, Japanese yen, Canadian dollars and Australian dollars. In addition, he was involved in providing technical advice to numerous central banks on reserve and liability management. Mr. Ahamed worked initially as an economist at the World Bank, providing economic advice and analyses to senior government officials in numerous developing countries including the Philippines, Korea, Bangladesh and Kenya.

           Mr. Akant joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer in 1979. Over the next five years, as a member of the investment department, he was responsible for investment and trading of each of the major sectors of the bank's actively managed liquidity portfolio. He was a member of the investment strategy committee and shares responsibility for formulating and implementing the bank's trading and investment strategy. In 1982, Mr. Akant was promoted to senior investment officer and was the division's deputy in charge of the U.S. dollar portfolio.

           Mr. Williams joined FFTW in 1995 from Deutsche Morgan
           Grenfell, where he worked as an analyst in the fixed-income research department.

           Mr. Hard joined FFTW's affiliate in London in 1989 from Mercury Asset Management, the investment management affiliate of S.G. Warburg & Co., Ltd (now Warburg Dillon
           Read). His responsibilities there included the formulation of global bond and currency investment policies, and the management of interest rate and currency exposures of the firm's specialist non-dollar bond portfolios. He was previously first vice president and London branch manager of Julius Baer Investment Management, Inc.

           Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan. His primary responsibilities included proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds and asset-backed securities. Prior to that, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities.

           PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

           Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA") serve as investment advisers for PACE Large Company Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since July 1, 2000.

           Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. Susan M. Byrne, president of Westwood since 1983, is primarily responsible for the day-to-day management of Westwood's share of the fund's assets. Ms. Byrne has held her fund responsibilities since July 1, 2000.

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           SSgA is located at Two International Place, Boston,
           Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.

           PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

           Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA") serve as investment advisers for PACE Large Company Growth Equity Investments. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105. It is a leading international investment manager supervising client accounts with assets as of September 30, 2000 of approximately $388 billion.

           Jane Mack Gould is primarily responsible for the day-to-day portfolio management of the fund's assets allocated to Alliance Capital and has held her fund responsibilities since November 1997. Ms. Gould is a senior vice president and portfolio manager and has been with Alliance Capital since 1971.

           SSgA is located at Two International Place, Boston,
           Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.

           PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

           Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") serve as investment advisers for PACE Small/Medium Company Value Equity Investments. Ariel is located at 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601. Eric T. McKissack is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his fund responsibilities since October 1999. He has been with Ariel since 1986 and is currently its vice chair and co-chief investment officer.

           ICM is located at 601 W. Main Avenue, Suite 600, Spokane, Washington 99201. As of September 30, 2000, it had approximately $1.86 billion in assets under management. ICM uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since October 10, 2000. ICM's team is led by Kevin A. Jones, CFA, and Jim Simmons, CFA. Seven experienced analysts round out the research team led by Messrs. Simmons and Jones.

           Mr. Simmons is the founder and president, chief investment officer and a director of ICM. Mr. Jones is a senior portfolio manager with ICM and has specialized in managing small- and mid-cap portfolios since 1997. Prior to his appointment as senior portfolio manager in October 1998, Mr. Jones covered numerous industries as a research analyst. Before joining ICM, Mr. Jones spent time as a portfolio analyst for another Northwest investment adviser and as a financial consultant for two major brokerage firms. He has a total of 13 years experience in the securities industry.

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